Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
by and among
ARCHSTONE-SMITH TRUST
and
ARCHSTONE-SMITH OPERATING TRUST
Dated: July 14, 2006

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is entered into as of July 14, 2006 by and among Archstone-Smith Trust, a Maryland real estate investment trust (the “Trust”), and Archstone-Smith Operating Trust, a Maryland real estate investment trust (the “Company”), for itself and for the benefit of the Holders (as hereinafter defined).
     WHEREAS, pursuant to the terms of the Third Supplemental Indenture dated as of July 14, 2006 to the indenture dated as of February 1, 1994, as supplemented by the First Supplemental Indenture, dated as of February 2, 1994, and the Second Supplemental Indenture, dated as of August 2, 2004, between the Company and the U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee (the “Indenture”) pursuant to which the Company issued $575,000,000 principal amount of its 4.00% Exchangeable Senior Notes due 2036 (the “Notes”), as an inducement for the Holders to purchase Notes, the Trust hereby grants certain registration rights to the Company for the benefit of the Holders with respect to common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), of the Trust that may in the future be issued to the Holders by the Trust on account of Notes, if such Common Shares when so issued are “restricted securities” under the Securities Act of 1933, as amended (“Restricted Shares”), consisting of either (1) Restricted Shares delivered to the Holders by the Company pursuant to the Indenture on account of Notes, or (2) Restricted Shares issued by the Trust upon conversion into Common Shares of Units (as hereinafter defined) issued by the Company to the Holders pursuant to the Indenture on account of Notes, whether by exercise by the Holders of a redemption right or otherwise pursuant to the Company Agreement;
     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Certain Definitions
     As used in this Agreement, in addition to the other terms defined herein, the following capitalized defined terms shall have the following meanings:
     “Affiliate” shall mean a Person that directly, or indirectly though one or more intermediaries, controls, is controlled by, or is under common control with a specified Person.
     “Common Shares” shall have the meaning set forth in the preamble to this Agreement.
     “Company” shall have the meaning set forth in the preamble to this Agreement.
     “Company Offering” shall have the meaning set forth in Section 8(c) hereof.
     “Demand Registration” shall have the meaning set forth in Section 2(b) hereof.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     “Fair Market Value” shall mean the closing sales price, or the closing sales bid if no sales were reported, of the Common Shares as quoted on the NYSE or such other national securities exchange on which the Common Shares are listed on the date immediately preceding the date of calculation or if there are no sales or bids for such date, then for the last preceding business day for such sales or bids, as reported in The Wall Street Journal or similar publication.
     “Filing Date” shall have the meaning set forth in Section 2(a) hereof.
     “Holder” or “Holders” shall mean the beneficial owners from time to time of the Notes and the beneficial owners from time to time of the Restricted Shares or Restricted Units issued on account of Notes pursuant to the Indenture.
     “Indemnitee” shall have the meaning set forth in Section 6 hereof.
     “Indenture” shall have the meaning set forth in the preamble to this Agreement.
     “NASD” shall mean the National Association of Securities Dealers, Inc.
     “Notes” shall have the meaning set forth in the preamble to this Agreement.
     “NYSE” shall mean the New York Stock Exchange.
     “Notice Holder” shall mean, on any date, any Holder that has delivered to the Trust on or prior to such date a duly executed and completed Notice and Questionnaire.
     “Notice and Questionnaire” shall mean a written notice and questionnaire containing all material information required to be disclosed with respect to such Holder as a “selling stockholder” in a Resale Shelf Registration Statement under the Securities Act.
     “Offering Blackout Period” shall have the meaning set forth in Section 8(c) hereof.
     “Partnership” shall have the meaning set forth in the recitals to this Agreement.
     “Partnership Agreement” shall mean the agreement of limited partnership of BPLP, as amended from time to time.
     “Person” shall mean an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.
     “Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.
     “Registrable Shares” (a) when used with respect to any Holder, shall mean all Shares of such Holder, until (A) the earliest of (i) their effective registration under the Securities Act and resale in accordance with the Registration Statement covering them, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) or any successor provision, (iii) their sale to the public pursuant to Rule 144 under the Securities Act, or (iv) the date such Shares cease to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise), and (B) as a result of the event or circumstance described in any of the foregoing clauses (A)(i) through (A)(iii), the legend with respect to transfer restrictions required under the Securities Act is removed or removable. For clarification, it is understood that Common Shares issued to a Holder pursuant to the Indenture which are not Restricted Shares are not Registrable Shares, and, accordingly, neither a Holder nor any subsequent holder (whether or not such holder is an Affiliate of the Trust) of such Common Shares shall have any registration rights with respect to such Common Shares under this Agreement.
     “Registration Expenses” shall mean any and all expenses incident to the performance of or compliance with this Agreement, including without limitation: (i) all registration and filing fees; (ii) all fees and expenses associated with a required listing of the Registrable Shares on any securities exchange; (iii) fees and expenses with respect to filings required to be made with the NYSE or the NASD; (iv) fees and expenses of compliance with securities or “blue sky” laws; (v) printing expenses, messenger, telephone and delivery expenses; (vi) fees and disbursements of counsel for the Trust and customary fees and expenses for independent certified public accountants retained by the Trust (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters); (vii) securities acts liability insurance, if the Trust so desires; (viii) all internal expenses of the Trust (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (ix) the expense of any annual audit; and (x) the fees and expenses of any person, including special experts, retained by the Trust; provided, however, that Registration Expenses shall not include, and the Trust shall not have any obligation to pay, any underwriting fees, discounts, or commissions attributable to the sale of such Registrable Shares, or any legal fees and expenses of counsel to any Holder and any broker/dealer or other financial intermediary or agent engaged by any Holder.
     “Registration Statement” shall mean any registration statement of the Trust which covers the resale of any of the Registrable Shares under the Securities Act on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.
     “Resale Shelf Registration Expiration Date” shall have the meaning set forth in Section 2(a) hereof.
     “Resale Shelf Registration Statement” shall have the meaning set forth in Section 2(a) hereof.
     “Restricted Shares” shall have the meaning set forth in the preamble to this Agreement.
     “Rule 144” means Rule 144 under the Securities Act (or any successor provision).
     “SEC” shall mean the Securities and Exchange Commission.

     “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “Shares” shall mean all Restricted Shares issued to all Holders as described in the preamble to this Agreement and any other Common Shares issued as a dividend with respect to, or in exchange for or in replacement of such Restricted Shares.
     “Suspension Event” shall have the meaning set forth in Section 8(b) hereof.
     “Trustee” shall have the meaning set forth in the preamble to this Agreement.
     “Units” shall mean the Class A-1 common units of beneficial interests, par value $0.01 per unit, of the Company issued by the Company to the Holders pursuant to the Indenture (or any other interests issued on account of those units as a result of a unit split, combination, distribution or other similar recapitalization event applying to all such units).
     2. Registration
          (a) Resale Shelf Registration Statement. Subject to the provisions of Section 2(b) below, the Trust shall prepare and file with the SEC a Registration Statement (a “Resale Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act relating to the sale by the Holders from time to time of their Registrable Shares, such filing to be made on a date (the “Filing Date”) which is no later than thirty (30) days after the issuance of the Registrable Shares covered by such Registration Statement. The Trust shall use its reasonable efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC as soon as practicable after the Filing Date. The Trust agrees to use its reasonable efforts to keep the Resale Shelf Registration Statement, after its date of effectiveness, continuously effective until the date (the “Resale Shelf Registration Expiration Date”) that all registrable Shares have ceased to be Registrable Shares. At the time the initial Resale Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date ten (10) business days prior to such time of effectiveness shall be named as a selling securityholder in the initial Resale Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. No holder shall be entitled to be named as a selling securityholder in the initial Resale Shelf Registration Statement or to use the Prospectus forming a part thereof for offers or resales of Registrable Securities unless such holder is a Notice Holder on or prior to the date ten (10) business days prior to such time of effectiveness. Each Holder agrees that if such Holder wishes to sell Registrable Shares pursuant to a Resale Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(a). Following the date that the initial Resale Shelf Registration Statement is declared effective, each Holder that is not a Notice Holder wishing to sell Registrable Shares pursuant to a Resale Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Trust at least fifteen (15) business days prior to any intended distribution of Registrable Shares under the Resale Shelf Registration Statement. From and after the date the initial Resale Shelf Registration Statement is declared effective, the Trust shall, as promptly as reasonably practicable after the date a Notice and Questionnaire is delivered, and in any event upon fifteen (15) business days after such date:

     (i) if required by applicable law, file with the SEC a post-effective amendment to the Resale Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling stockholder in the Resale Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Shares in accordance with the Securities Act and, if the Trust shall file a post-effective amendment to the Resale Shelf Registration Statement, use its reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is reasonably practicable, but in any event by the date that is forty-five (45) days after the date such post-effective amendment is required by this clause to be filed; and
     (ii) provide such Holder copies of any documents filed pursuant to this Section 2(a) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(a);
Notwithstanding anything contained herein to the contrary, (i) the Trust shall be under no obligation to name any Holder that is not a Notice Holder as a selling stockholder in any Registration Statement or related Prospectus.
          (b) Demand Registration. At any time any Registrable Shares are outstanding and a Registration Statement covering the sale of such Registrable Shares is not effective, the Trust shall, at the written request of any Holder or Holders (a “Demand Notice”), cause to be filed as soon as practicable after the date of such request by such Holder a Registration Statement in accordance with Rule 415 under the Securities Act (or such other rule as is applicable to the proposed sale) relating to the sale by such Holder of all or a portion of the Registrable Shares held by such Holder in accordance with the terms hereof, and shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter (a “Demand Registration”); provided, however, that the Trust shall not be required to file such Registration Statement unless the number of Registrable Shares included in such Demand Notice have a Fair Market Value in excess of $1,000,000. The Trust agrees to use its reasonable efforts to keep the Demand Registration continuously effective, after its date of effectiveness, with respect to the Registrable Shares of the requesting Holder or Holders until the earlier of (a) the date on which such Holder no longer holds any Registrable Shares or (b) the date on which all of the Registrable Shares held by such Holder have become eligible for sale pursuant to Rule 144(k) (or any successor provision).
          (c) Notification and Distribution of Materials. The Trust shall notify the Holder of the effectiveness of any Registration Statement applicable to the Registrable Shares and shall furnish to the Holders, without charge, such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Shares in the manner described in the Registration Statement.

          (d) Amendments and Supplements. The Trust shall promptly prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (a) such time as all of the Registrable Shares have been issued or disposed of in accordance with the intended methods of disposition by the Holders or issuance by the Trust as set forth in the Registration Statement or (b) the date on which the Registration Statement is no longer required to be effective under the terms of this Agreement. Upon ten (10) business days’ notice, the Trust shall file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or a Holder’s ownership interests in its Registrable Shares that is reasonably necessary to permit the sale of such Holder’s Registrable Shares pursuant to the Registration Statement.
          (e) Notice of Certain Events. The Trust shall promptly notify the Holders of, and confirm in writing, any request by the SEC for any amendment or supplement to, or additional information in connection with, any Registration Statement required to be prepared and filed hereunder (or Prospectus relating thereto). The Trust shall promptly notify each Holder of, and confirm in writing, the filing of the Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.
     At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Trust shall immediately notify the Holders of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Trust shall promptly, and in any event within ten (10) business days, prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares sold under the Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Trust shall, if necessary, promptly, and in any event within ten (10) business days, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.
     3. State Securities Laws. Subject to the conditions set forth in this Agreement, the Trust shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or “Blue Sky” laws of such states as the Holders may reasonably request, and the Trust shall use its reasonable efforts to cause such filings to become effective in a timely manner; provided, however, that the Trust shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Trust shall use its reasonable efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the applicable Registration Statement, (b) in the case of a particular state, the applicable Holders have notified the Trust that they no longer require an effective filing in such state in accordance with their original request for filing or (c) the date on which the applicable Registration Statement ceases to be effective.
     4. Listing. The Trust will use reasonable efforts to cause all Registrable Shares to be listed or otherwise eligible for full trading privileges on the principal national securities exchange (currently the NYSE) on which the Common Shares are then listed, in each case not later than the date on which a Registration Statement covering the Registrable Shares becomes effective or the Registrable Shares are issued by the Trust to a Holder, whichever is later. The Trust will use reasonable efforts to continue the listing or trading privilege for all Registrable Shares on such exchange. The Trust will promptly notify the Holders of, and confirm in writing, the delisting of the Common Shares by such exchange.
     5. Expenses. The Trust shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement and the Trust’s performance of its other obligations under the terms of this Agreement. The Holders shall bear all underwriting fees, discounts or commissions attributable to the sale of securities by the Holders, or any legal fees and expenses of counsel to the Holders and any broker/dealer or other financial intermediary or agent engaged by Holders and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.
     6. Indemnification
          (a) Indemnification by the Trust. The Trust shall indemnify and hold harmless each Holder and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Securities Act) as follows:
          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Resale Shelf Registration Statement (or any amendment thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Trust; and

          (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;
provided, however, that the indemnity provided pursuant to this Section 6(a) does not apply to the Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of (x) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Trust by the Holder expressly for use in the Resale Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (y) the Holder’s failure to deliver an amended or supplemental Prospectus that was timely delivered to the Holder by the Trust if such loss, liability, claim, damage or expense would not have arisen had such delivery by the Holder occurred.
          (b) Indemnification by the Holders. In connection with the Resale Shelf Registration Statement, each Holder, on a several and not joint basis, shall indemnify and hold harmless the Trust, and each of its trustees and officers (including each trustee and officer of the Trust who signed the Resale Shelf Registration Statement), and each Person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 6(a) (except that any settlement described in Section 6(a)(ii) shall be effected with the written consent of the Holder), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or omission, or alleged untrue statements or omissions, made in the Resale Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Trust by the Holder expressly for use in such Resale Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto). Notwithstanding the provisions of this Section 6(b), the Holder shall not be required to indemnify the Trust with respect to any amount in excess of the amount of the total net proceeds received by the Holder from sales of the Registrable Shares under the Resale Shelf Registration Statement.
     7. Indemnification Procedures The indemnified party shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it of which the indemnified party has actual knowledge and in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 6(a) or 6(b), unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under Section 6(a) or 6(b). If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party’s expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party’s counsel shall be entitled to conduct the indemnifying party’s defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible; provided, however, that counsel for the indemnified party shall not be required to take any action which would prejudice the defense of the indemnified party. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party shall pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party shall not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.
     8. Suspension of Registration Requirement; Restriction on Sales.
          (a) The Trust shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder’s Registrable Shares or the initiation of any proceedings for that purpose. The Trust shall use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment and in any event within forty-five (45) days from the initial date of such suspension.
          (b) Notwithstanding anything to the contrary set forth in this Agreement, the Trust’s obligation under this Agreement to file, amend or supplement a Registration Statement, or to cause a Registration Statement, or any filings with any state securities commission, to become effective shall be suspended, for one or more periods not to exceed the period described in Section 9 below, in the event of pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that (i) would require additional disclosure of material information by the Trust in the Registration Statement or such filing, as to which the Trust has a bona fide business purpose for preserving confidentiality, or (ii) render the Trust unable to comply with SEC requirements, or (iii) would otherwise make it impractical or unadvisable to cause the Registration Statement or such filings to be filed, amended or supplemented or to become effective (any such circumstances being hereinafter referred to as a “Suspension Event”). The Trust shall notify the Holders of the existence of any Suspension Event by promptly delivering to each Holder a certificate signed by an executive officer of the Trust stating that a Suspension Event has occurred and is continuing.

          (c) Subject to the terms of Section 9 below, each Holder of Registrable Shares agrees, if requested by the Trust in the case of a Company-initiated non-underwritten offering registered under the Securities Act or if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering (each, a “Company Offering”), not to effect any public sale or distribution of any of the Shares during the period (the “Offering Blackout Period”) beginning upon receipt by such Holder of written notice from the Trust, but in any event no earlier than the fifteenth (15th) day preceding the anticipated date of pricing of such Company Offering, and ending on the earlier to occur of:
          (i) ninety (90) days after the closing date of such Company Offering;
          (ii) thirty (30) days after the date on which the closing price of the class of equity securities sold by the Trust in such Company Offering shall have averaged for a period of twenty (20) consecutive trading days at least one-hundred-five percent (105%) of the initial price to the public of such security in such Company Offering;
          (iii) the date on which the Trust may begin to effect any public sale or distribution of any of the securities of the Trust following such Company Offering pursuant to any contractual lock-up or similar restrictions on the sale of Common Shares;
          (iv) the date on which all directors and executive officers who have been required to enter into contractual lock-up or similar restrictions on the sale of Common Shares owned by them may begin to effect public sales of Common Shares following such Company Offering, including pursuant to waivers of the restrictions by the managing underwriter or underwriters; or
          (v) the date the Trust or managing underwriter or underwriters withdraws such request in writing;
provided, however, that this Section 8(c) shall not prohibit resales of Shares by any Holder not subject to the registration requirements of the Securities Act (including, without limitation resale of Shares pursuant to Rule 144) and similarly exempt from any registration requirement under any state “Blue Sky” or similar laws; provided, that the purchaser in any such private resale shall agree in writing to be subject to such restrictions for the remaining portion of such period that would otherwise apply to such Holder.
          (d) Subject to the terms of Section 9 below, each Holder agrees that, following the effectiveness of any Registration Statement relating to Registrable Shares of such Holder, such Holder will not effect any sales of the Shares pursuant to such Registration Statement or any filings with any state Securities Commission at any time after such Holder has received notice from the Trust to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Trust may correct or update the Registration Statement or such filing. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement or such filings, and all other obligations which are suspended as a result of a Suspension Event shall no longer be so suspended, following further notice to such effect from the Trust, which notice shall be given by the Trust not later than one (1) business day after the conclusion of any such Suspension Event.

     9. Limitations on Suspension/Blackout Periods. Notwithstanding anything herein to the contrary, the Trust covenants and agrees that (i) the Trust’s rights to suspend its obligation under this Agreement to file, amend or supplement a Registration Statement and maintain the effectiveness of any Registration Statement during the pendency of any Suspension Event, (ii) the Holders’ obligation to suspend public sales of Shares during one or more Offering Blackout Periods and (iii) the Holders’ obligations to suspend sales of Shares pursuant to a Registration Statement during the pendency of any Suspension Event, shall not, in the aggregate, cause the Holders to be required to suspend sales of Shares or relieve the Trust of its obligation to file, amend or supplement and maintain the effectiveness of a Registration Statement for longer than ninety (90) days during any twelve (12) month period.
     10. Additional Shares. The Trust, at its option, may register, under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued, treasury or other Common Shares of or owned by the Trust and any of its Subsidiaries or any Common Shares or other securities of the Trust owned by any other security holder or security holders of the Trust.
     11. Contribution. If the indemnification provided for in Section 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 11 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6 hereof had been available under the circumstances.
     The Trust and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
     Notwithstanding the provisions of this Section 11, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.
     12. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Trust shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.
     13. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Trust has obtained the written consent of Holders of a majority of the then outstanding Registrable Shares (with Holders of Units deemed to be the Holders, for purposes of this Section 13, of the number of Registrable Shares into which such Units are or would be convertible as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing two sentences, this Agreement may be amended by written agreement signed by the Trust and BPLP, without the consent of the Holders of Registrable Shares, to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision contained herein, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the Holders of Registrable Shares. Each Holder of Registrable Shares outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 13, whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Shares or is delivered to such Holder.
     14. Notices All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by a recognized overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:
     If to the Trust:

Archstone-Smith Trust
9200 E. Panorama, Suite 400
Englewood, Colorado 80112
Attn: General Counsel
Telecopy: (303) 708-6954

     with a copy to:

Mayer, Brown, Rowe and Maw LLP
71 South Wacker Drive
Chicago, Illinois 60606
Attn: Edward J. Schneidman
Telecopy: (312) 706-8200
     If to a Holder:
At the most current address given by such Holder to the Trust in a Notice and Questionnaire or any amendment thereto.
     15. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. If any successor, assignee or transferee of any Holder shall acquire Units or Registrable Shares, in any manner, whether by operation of law or otherwise, (i) such successor, assignee or transferee shall be entitled to all of the benefits of a “Holder” under this Agreement and (ii) such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.
     16. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     17. Governing Law This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within said state.
     18. Third Party Beneficiary and Remedies. Each of the Holders shall be a third party beneficiary of this Agreement, with full rights of enforcement as if a party hereto. The remedies provided for herein are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Holder at law or in equity. The Trustee shall be entitled, on behalf of Holders, to seek any available remedy for the enforcement of this Agreement
     19. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.
     20. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ARCHSTONE-SMITH TRUST, a Maryland real estate investment trust

By:
Name:	Rick D. Jacobsen
Title:	Senior Vice President and Treasurer

ARCHSTONE-SMITH OPERATING TRUST, a Maryland real estate investment trust

By:
Name:	Rick D. Jacobsen
Title:	Senior Vice President and Treasurer

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